Dreyfus
Municipal Bond
Fund




SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            22   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund



                                                              Dreyfus Municipal
                                                                      Bond Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This semiannual report for Dreyfus Municipal Bond Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality, tax-exempt bonds. Can this constructive environment for municipal bonds be sustained? While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds after a prolonged period of fixed-income outperformance, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003


2

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund achieved a total return of 2.97%.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 3.36% for the same period.(2) In addition, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 2.63%.(3)

We attribute the fund's and the municipal bond market's generally strong performances to the effects of declining interest rates. The fund produced a lower return than that of its benchmark, which we attribute to fees and expenses associated with operating the fund, which are not reflected in the Index. However, the fund's return was higher than its Lipper category average primarily because of our focus on bonds in the 10- to 20-year maturity range, which benefited from capital appreciation resulting from the effects of relatively steep yield differences among bonds maturities within that range.

What is the fund's investment approach?

The fund's goal is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

In pursuit of this goal, we employ two primary strategies. First, we attempt to add value by searching the national marketplace for the tax-exempt bonds that we believe are most likely to provide the highest returns. This search involves a thorough analysis of individual securities' characteristics such as maturity, yield, price and redemption features. When we find securities that we believe are more attractive than existing holdings, we typically add them to the fund and sell bonds we consider less attractive.

Second, we analyze the entire yield curve for the most attractive areas for investment. We attempt to optimize the fund's performance in this way. Also, we tactically manage the fund's average duration -- a mea-
                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sure of sensitivity to changes in interest rates. If we expect interest rates to rise or the supply of newly issued bonds to increase, for example, we may reduce the fund's average duration by maintaining a cash position which later will be reinvested in other securities or by swapping into bonds with more defensive characteristics and shorter durations. Conversely, if we expect interest rates to decline or the demand for municipal bonds to surge, we may increase the fund's average duration to take advantage of opportunities for capital appreciation.

What other factors influenced the fund's performance?

During the reporting period, the fund benefited from our emphasis on municipal bonds with maturities between 10 and 20 years. Securities in this maturity range enjoyed relatively high levels of price appreciation as bond yields continued to fall, and prices rose. This was particularly apparent in early November, when the Federal Reserve Board responded to what it called a "soft spot" in the U.S. economy with a 50 basis-point reduction in short-term interest rates. Because the yield difference, or "spread," between 10-year and 20-year municipal bonds was relatively wide when the reporting period began, prices of bonds in this range rose relatively robustly as they moved closer to maturity and short-term interest rates fell.

In addition, the fund's performance relative to its Lipper category was helped by its average duration, which, during most of the reporting period, was maintained longer than the Lipper category average. This strategy enabled the fund to realize better relative performance as interest rates fell.

However, the fund's performance relative to its benchmark was slightly constrained by our cautious security selection strategy, which generally emphasized high-quality securities and broad diversification. Before the reporting period began, we had eliminated most of the corporate-backed holdings that had been hurt by the economic downturn and September 11-related factors. During the reporting period, we generally avoided the general obligation debt of state issuers, preferring instead highly rated bonds backed by revenues fro essential municipal services, such as water and sewer plants. Our cautiousness of such tax-supported obligations is routed in the mounting budgetary problems currently confronting many states.

What is the fund's current strategy?

With interest rates hovering near historical lows, we believe that the opportunities for price appreciation are now more limited. Accordingly, we recently reduced the fund's average duration to what we consider to be in line with the fund's Lipper category average. We achieved this reduction by selling some bonds with maturities of 25 years or more and redeploying assets into bonds with maturities of 10 years or less, where yield differences recently have been widest. This strategy is designed to benefit from the potential narrowing of yield spreads and to help protect the fund from price erosion if interest rates begin to rise.

At the same time, recent new purchases have primarily focused on highly rated, income-oriented "cushion bonds," which typically hold more of their value when interest rates rise. We have continued to maintain relatively light exposure to corporate-backed bonds, preferring to emphasize essential-services revenue bonds and securities that have been enhanced with municipal bond insurance.(4)

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.5%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.4%

Alabama Housing Finance Authority, SFMR:

   6.45%, 10/1/2025                                                                           4,655,000                4,850,929

   6.10%, 10/1/2027                                                                           6,090,000                6,391,516

Alabama Industrial Development Authority,
   SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023                                                                          21,050,000               20,256,625

Alabama Public School and College Authority
   (Capital Improvement):

      9.12%, 7/1/2015                                                                        11,760,000  (a)          14,560,879

      9.27%, 7/1/2019                                                                        14,625,000  (a)          17,426,711

Industrial Development Board of the
   Town of Courtland, SWDR

   (Champion International Corp. Project)

   7%, 11/1/2022                                                                              4,390,000                4,486,273

Jefferson County, Sewer Revenue
   Capital Improvement Warrants

   5%, 2/1/2042 (Insured; FGIC)                                                              14,000,000               14,025,480

ALASKA--1.5%

Alaska Energy Authority, Power Revenue
  (Bradley Lake)

   6%, 7/1/2017 (Insured; FSA)                                                                5,730,000                6,828,957

Alaska Housing Finance Corp.:

   10.695%, 12/1/2019                                                                        10,000,000  (a,b)        11,024,300

   (Collateralized Veterans Mortgage Program)
      6.375%, 12/1/2027                                                                       3,385,000                3,549,037

Anchorage:

   Electric Utility Revenue 6.50%, 12/1/2015
      (Insured; MBIA)                                                                         6,135,000                7,736,480

   GO School 5.50%, 7/1/2012 (Insured; FGIC)                                                  5,000,000                5,704,200

ARIZONA--4.0%

Arizona School Facilities Board:

   COP 5%, 9/1/2011 (Insured; MBIA)                                                          21,430,000               23,981,670

   State School Improvement Revenue
      5.50%, 7/1/2012                                                                        23,000,000               26,400,320

The Industrial Development Authority of the
   County of Apache, PCR

   (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                        14,000,000               12,770,240

      5.875%, 3/1/2033                                                                       36,800,000               33,667,584


6

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--5.6%

Airport Commission City and County of San Francisco

   (San Francisco International Airport)
   6.50%, 5/1/2015 (Insured: FGIC)                                                           10,100,000               10,877,498

California Department of Water Resource, Revenue:

  Power Supply:

      5.25%, 5/1/2011 (Insured; FSA)                                                         12,000,000               13,449,480

      5.125%, 5/1/2019                                                                       24,500,000               25,282,775

      Water (Central Valley Project) 5.50%, 12/1/2016                                         7,670,000                8,587,715

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              7,500,000                7,639,800

California Public Works Board, LR
   (Various University of California Projects)

   5.50%, 6/1/2014                                                                            9,750,000               11,212,695

Golden State Tobacco Securitization Corp.,
   Tobacco Settlement Asset--Backed Bonds:

      6.25%, 6/1/2033                                                                         5,000,000                4,838,050

      6.75%, 6/1/2039                                                                         5,000,000                4,935,950

Los Angeles Department of Water and
   Power, Waterworks Revenue:

      5%, 7/1/2011 (Insured; MBIA)                                                           11,750,000  (c)          13,100,427

      5%, 7/1/2038 (Insured; FGIC)                                                           21,955,000               22,141,178

      5%, 7/1/2043 (Insured; FGIC)                                                           12,875,000               12,955,340

COLORADO--.8%

Colorado Department of Transportation,
  Transportation Revenue, RAN

   5.50%, 6/15/2012 (Insured; MBIA)                                                          17,000,000               19,700,960

CONNECTICUT--1.8%

Connecticut, Special Tax Obligation,
  Transportation Infrastructure Purposes

   5%, 12/1/2018 (Insured; AMBAC)                                                            13,080,000               14,045,304

Connecticut Resource Recovery Authority

   (American Fuel Co. Project) 6.45%, 11/15/2022                                              7,325,000                7,436,120

Mashantucket Western Pequot Tribe, Special Revenue:

   6.40%, 9/1/2011 (Prerefunded 9/1/2007)                                                     9,170,000  (b,d)        10,814,731

   6.40%, 9/1/2011                                                                            9,330,000  (b)          10,064,364

DELAWARE--.3%

Delaware Housing Authority, Senior SFMR 6.45%, 1/1/2026                                       6,370,000                6,580,465

                                                                                                          The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--1.3%

District of Columbia Tobacco Settlement Financing Corp.:

   6.50%, 5/15/2033                                                                          11,750,000               11,408,662

   6.75%, 5/15/2040                                                                           8,300,000                8,226,213

District of Columbia Water and Sewer Authority,
   Public Utility Revenue

   5.50%, 10/1/2018 (Insured; FSA)                                                           10,065,000               11,569,114

FLORIDA--3.7%

Florida Board of Education:

   Capital Outlay (Public Education) 5.50% 6/1/2016                                          12,000,000               13,498,800

   Lottery Revenue 5.25%, 7/1/2015 (Insured; FGIC)                                           11,900,000               13,187,461

Florida Department of Environmental of Protection,
   Revenue 5.75%, 7/1/2013 (Insured; FGIC)                                                   10,270,000               11,830,116

Hillsborough County, Junior Lien Utility Revenue

   5.50%, 8/1/2013 (Insured; AMBAC)                                                          10,000,000               11,600,400

Orlando Utilities Commission, Water and
   Electric Revenue 6.75%, 10/1/2017                                                         15,875,000               20,305,554

Saint Petersburg, Public Improvement Revenue

   5%, 2/1/2011 (Insured; MBIA)                                                               6,230,000                6,936,918

Tampa, Utility Tax and Special Revenue

   5.75%, 10/1/2013 (Insured; AMBAC)                                                          9,100,000               10,772,944

GEORGIA--2.4%

Fulton County Facilities Corp., COP

  (Fulton County, Georgia Public Purpose Project)

   5.50%, 11/1/2018 (Insured; AMBAC)                                                         11,130,000               12,262,811

Georgia:

   5.80%, 11/1/2014                                                                          19,580,000               22,947,956

   5.80%, 11/1/2015                                                                          20,000,000               23,374,200

HAWAII--.7%

Hawaii 5.80%, 9/1/2015 (Insured; FSA)
   (Prerefunded 9/1/2009)                                                                    14,000,000  (d)          16,620,100

IDAHO--.4%

Idaho Housing Agency, Multi-Family Housing
   6.70%, 7/1/2024                                                                           10,050,000               10,728,475

ILLINOIS--3.5%

Cook County 9.65%, 11/15/2012 (Insured; FGIC)                                                 6,000,000  (a)           7,892,760

Illinois 5.375%, 5/1/2012 (Insured; FSA)                                                     18,000,000               20,309,580

Illinois Development Finance Authority, Revenue

  Pollution Control, Refunding
  (Central Illinois Public Service Co.)

   6.375%, 1/1/2028                                                                          16,450,000               16,587,522

8

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology)
   6.875% 12/1/2015 (Insured; AGIC)                                                           7,250,000                8,004,652

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network)
      6.125%, 11/15/2022                                                                     10,000,000               10,814,800

   (Mercy Hospital and Medical Center)
      7%, 1/1/2015                                                                            7,500,000                2,711,400

Illinois Housing Development Authority:

   Multi-Family Housing
      (Lawndale Redevelopment Project)
      6.90%, 12/1/2026 (Insured; FHA)                                                         8,750,000                9,213,837

   (Multi-Family Program) 6.75%, 9/1/2021                                                     8,750,000                8,931,650

IOWA--.3%

Iowa Finance Authority, SFMR
  (Mortgage Backed Securities Program)

   6.65%, 7/1/2028                                                                            5,945,000                6,191,301

KENTUCKY--1.3%

City of Ashland, Sewage and Solid Waste Revenue

   (Ashland Inc. Project) 7.125%, 2/1/2022                                                   13,170,000               13,830,607

Kenton County Airport Board, Airport Revenue,

  Special Facilities (Delta Airlines Project)

   7.125%, 2/1/2021                                                                           9,460,000                7,631,477

Mount Sterling, LR (Kentucky League Cities Funding)

   6.10%, 3/1/2018                                                                            7,955,000                9,463,029

LOUISIANA--.6%

Parish of West Feliciana, PCR (Gulf States Utilities-I)

   7.70%, 12/1/2014                                                                          14,000,000               14,350,280

MARYLAND--1.4%

Community Development Administration,

  Department of Housing and Community
  Development State of Maryland:

      12%, 4/1/2026                                                                           2,878,000  (a,b)         3,152,619

      10%, 7/1/2039                                                                           5,000,000  (a,b)         5,512,000

      (Single Family Program) 6.75%, 4/1/2026                                                14,460,000               14,972,029

Maryland Economic Development Corp,
   Student Housing Revenue

   (Frostburg State University Project)
   6.25%, 10/1/2033                                                                           8,580,000                8,937,700

                                                                                                     The Fund   9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--4.9%

Massachusetts:

   5.50%, 1/1/2012                                                                           10,250,000               11,708,882

   11.033%, 2/1/2015                                                                         10,000,000  (a,b)        13,739,800

   (Consolidated Loan):

      5.50%, Series C, 11/1/2015                                                             17,500,000               20,192,725

      5.50%, Series D, 11/1/2015 (Insured; MBIA)                                             19,250,000               22,358,490

Massachusetts Development Finance Agency, Revenue

   (Boston University) 6%, 5/15/2059                                                          8,000,000                9,338,800

Massachusetts Housing Finance Agency, Revenue:

  Housing:

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        4,140,000                4,331,227

      6.60%, 1/1/2037 (Insured; AMBAC)                                                        7,100,000                7,416,447

   Single Family Housing:

      7.125%, 6/1/2025                                                                        9,215,000                9,363,914

      6.65%, 12/1/2027                                                                        4,330,000                4,534,852

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Project Revenue
  (Nuclear Project Number 4 Issue)

   5.25%, 7/1/2013 (Insured; MBIA)                                                           13,255,000               14,791,785

MICHIGAN--1.8%

The Economic Development Corp. of the County of Gratiot,

   Limited Obligation EDR (Danly Die Set Project)
   7.625%, 4/1/2007                                                                           3,200,000                3,197,440

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group):

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                              15,000,000  (d)          17,886,300

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                               15,300,000  (d)          17,711,586

Michigan Housing Development Authority, SFMR

   11.295%, 12/1/2027                                                                         3,900,000  (a,b)         4,310,046

MINNESOTA--1.4%

Minneapolis and Saint Paul Metropolitan Airports Commission,
   Revenue
   Airport 5.75%, 1/1/2032 (Insured; FGIC)                                                    5,000,000                5,442,700

Minnesota Housing Finance Agency, Single Family Mortgage:

   6.90%, 7/1/2022                                                                            2,140,000                2,202,124

   6.50%, 7/1/2024                                                                            8,635,000                8,996,979

   6.45%, 7/1/2025                                                                           16,235,000               16,900,310

MISSOURI--.7%

Missouri Higher Education Loan Authority,
  Student Loan Revenue

   6.75%, 2/15/2009                                                                          11,500,000               12,010,600


10
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

The City of Saint Louis, Airport Revenue
  (Airport Development Program)

   5.625%, 7/1/2016 (Insured; MBIA)                                                           5,000,000                5,637,300

NEBRASKA--1.2%

Omaha Public Power District, Electric Revenue

   9.535%, 2/1/2014                                                                          22,400,000  (a,b)        29,005,088

NEVADA--.5%

Clark County School District
   5.50%, 6/15/2014 (Insured; FSA)                                                            4,435,000                5,097,811

Nevada Housing Division (Single Family Program)
   6.80%, 4/1/2027                                                                            6,330,000                6,525,407

NEW HAMPSHIRE--1.6%

Business Finance Authority of the State of New Hampshire,

   PCR (Public Service Co.) 6%, 5/1/2021                                                     15,500,000               17,213,215

New Hampshire Housing Finance Authority:

  Multi-Family Housing:

      7.55%, 7/1/2013                                                                         4,205,000                4,750,809

      (Mariners Village Project)

         6.60%, 1/1/2038 (Insured; FHA)                                                       7,365,000                7,655,034

   Single Family Residential Mortgage:

      6.85%, 1/1/2025                                                                         4,415,000                4,506,788

      6.95%, 1/1/2026                                                                         3,410,000                3,522,632

NEW JERSEY--6.7%

New Jersey 9.533%, 7/1/2014                                                                  10,000,000  (a)          12,700,300

New Jersey Economic Development Authority:

  PCR
    (Public Service Electric and Gas Co. Project)

         6.40%, 5/1/2032 (Insured; MBIA)                                                     32,040,000               34,290,169

   Special Facility Revenue (Continental Airlines, Inc. Project):

      6.40%, 9/15/2023                                                                       14,500,000                9,888,565

      6.25%, 9/15/2029                                                                        8,500,000                5,833,040

New Jersey Transit Corp., COP 10.51%, 9/15/2014                                               7,500,000  (a,b)         9,737,325

New Jersey Transportation Trust Fund Authority:

   9.84%, 6/15/2012                                                                          12,330,000  (a,b)        17,350,406

   (Transportation System):

      5.50%, 12/15/2013 (Insured; FSA)                                                       15,900,000               18,512,370

      5.75%, 6/15/2018                                                                        7,750,000                9,196,848

      5.75%, 6/15/2020                                                                       12,645,000               14,907,949

New Jersey Turnpike Authority, Turnpike Revenue

   9.67%, 1/1/2017                                                                           15,000,000  (a,b)        18,811,200

Tobacco Settlement Financing Corp. 7%, 6/1/2041                                              10,000,000  (c)           9,952,300

                                                                                                        The Fund  11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--.3%

New Mexico Educational Assistance Foundation,
   Student Loan Revenue 7.45%, 3/1/2010                                                       3,050,000                3,194,448

New Mexico Mortgage Financing Authority
   6.80%, 1/1/2026                                                                            4,445,000                5,097,126

NEW YORK--12.0%

Long Island Power Authority,
  Electric System Revenue:

      9.17%, 12/1/2012                                                                        5,000,000  (a,b)         6,556,550

      9.17%, 12/1/2013                                                                       12,930,000  (a,b)        17,018,854

Metropolitan Transportation Authority,
   State Service Contract:

      5.75%, 1/1/2016                                                                         7,000,000                8,170,540

      5.50%, 7/1/2016                                                                         6,435,000                7,378,371

      5.75%, 1/1/2018                                                                        14,500,000               16,901,345

Municipal Securities Trust Certificate
   (Metropolitian Transportation Authority)

   9.957%, 11/15/2014                                                                         9,000,000  (a)          12,030,030

New York City:

   6.375%, 8/15/2011                                                                         24,720,000               27,302,498

   5.50%, 5/15/2015 (Insured; MBIA)                                                          11,180,000               12,397,390

New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue

   5.375%, 6/15/2015                                                                         15,000,000               16,716,750

New York City Transitional Finance Authority, Revenue
   (Future Tax Secured):

      10.472%, 2/15/2015                                                                      8,505,000  (a,b)        10,895,075

      9.166%, 11/1/2018                                                                      14,550,000  (a)          17,685,671

New York State Dormitory Authority, Revenue:

   (City University) 7.50%, 7/1/2010                                                          5,000,000                6,076,500

   8.82%, 5/15/2013                                                                          10,175,000  (a)          13,193,109

New York State Environmental Facilities Corp.,
   State Clean Water and Drinking

   Water Revolving Funds Revenue
   (New York City Municipal Water Finance

   Authority Projects) (Second Resolution Bonds)
   5.50%, 6/15/2017                                                                           5,000,000                5,843,100

New York State Local Government Assistance Corp.,
   Subordinated Lien:

      5%, 4/1/2012 (Insured; FSA)                                                            16,800,000               18,696,216

      5%, 4/1/2013 (Insured; FSA)                                                             7,000,000                7,777,770


12
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority:

   (Highway and Bridge Trust Fund)
      5.50%, 4/1/2013 (Insured; MBIA)                                                        24,285,000               27,669,115

   Service Contract Revenue (Local Highway and Bridge):

      5.50%, 4/1/2013                                                                        46,000,000               52,296,020

      5.50%, 4/1/2014                                                                         4,000,000                4,529,320

NORTH CAROLINA--2.2%

Charlotte:

   5.25%, 2/1/2015                                                                            9,380,000               10,344,264

   5.25%, 2/1/2016                                                                           13,930,000               15,255,161

North Carolina Eastern Municipal Power Agency,
   Power System Revenue:

      5.50%, 1/1/2011                                                                        10,000,000               10,811,800

      5.50%, 1/1/2012                                                                        10,000,000               10,805,500

North Carolina Housing Finance Agency,
   Single Family Revenue

   6.50%, 9/1/2026                                                                            4,335,000                4,526,130

OHIO--1.0%

Rickenbacker Port Authority, Capital Funding Revenue,

   (OASBO Expanded Asset Pooled) 5.375%, 1/1/2032                                            24,120,000               25,151,854

OKLAHOMA--1.5%

Claremore Industrial and Redevelopment Authority, EDR

   (Yuba Project) 8.375%, 7/1/2011                                                            7,500,000                7,587,150

Grand River Dam Authority, Revenue 5%, 6/1/2012

   5%, 6/1/2012 (Insured; FSA)                                                               25,000,000               27,957,000

PENNSYLVANIA--.8%

Delaware County Industrial Development Authority,
  Water Facilities Revenue

   (Philadelphia Suburban Water)
   6.35%, 8/15/2025 (Insured; FGIC)                                                          10,000,000               11,150,800

Pennsylvania 5.50%, 5/1/2015 (Insured; FSA)                                                   7,425,000                8,434,726

RHODE ISLAND--.7%

Rhode Island Housing and Mortgage Finance Corp.

  (Homeownership Opportunity):

      6.60%, 10/1/2025                                                                        5,100,000                5,313,537

      6.50%, 4/1/2027                                                                        11,835,000               12,169,339

SOUTH CAROLINA--1.1%

Piedmont Municipal Power Agency, Electric Revenue

   6.60%, 1/1/2021                                                                            9,470,000                9,480,891

                                                                                                       The Fund    13

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (CONTINUED)

Richland County, Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 7.125%, 9/1/2021                                                6,250,000                6,311,875

South Carolina Housing Finance and Development Authority,

  Mortgage Revenue:

      6.75%, 7/1/2026                                                                         2,840,000                2,942,723

      6.70%, 7/1/2027                                                                         4,375,000                4,545,538

Tobacco Settlement Revenue Management Authority,
   Tobacco Settlement Asset--Backed Bonds

   6.375%, 5/15/2028                                                                          3,000,000                2,908,290

TENNESSEE--1.1%

Knox County Health, Educational and
  Housing Facilities Board, Hospital Facilities Revenue

   (Baptist Health System East Tennessee)
   6.50%, 4/15/2031                                                                          13,000,000               13,452,010

Madison County, GO School and Public Improvement

   5%, 4/1/2014                                                                               8,450,000                9,259,172

Tennessee Housing Development Agency
   (Mortgage Finance) 6.55%, 7/1/2026                                                         2,370,000                2,457,335

TEXAS--10.4%

Alliance Airport Authority Inc., Special Facilities Revenue

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                          34,070,000               35,799,053

Angelina and Neches River Authority, SWDR
   (Champion International Corp. Project)

   7.375%, 5/1/2015                                                                           5,570,000                5,695,269

Austin Convention Enterprises Inc.,
   Convention Center Hotel Second Tier Revenue

   5.75%, 1/1/2032                                                                           19,500,000               20,444,190

Board of Regents of the Univerity of Texas System,
   Revenue Financing System

   5.25%, 8/15/2014                                                                          11,090,000               12,545,452

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                          18,750,000               18,083,813

Cities of Dallas and Fort Worth,
   Dallas/Fort Worth International Airport,

   Joint Revenue Improvement:

      5.75%, 11/1/2014 (Insured; FGIC)                                                       15,070,000               16,980,273

      5.75%, 11/1/2015 (Insured; FGIC)                                                       10,000,000               11,197,500

Gulf Coast Waste Disposal Authority, Revenue,
   Solid Waste Disposal

   (Occidental Petroleum Corp. Project) 7%, 11/1/2020                                         7,725,000                7,886,993


14
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Harris County Hospital District, Mortgage Revenue:

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          3,465,000                4,023,801

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          4,890,000                5,799,638

Houston:

  Airport System Revenue, Special Facilities
    (Continental Airlines)

         6.75%, 7/1/2029                                                                     17,000,000               11,492,680

   Public Improvement:

      5.375%, Series A, 3/1/2014                                                             10,300,000               11,405,808

      5.375%, Series B, 3/1/2014                                                             11,200,000               12,426,848

   Water and Sewer System Revenue (Junior Lein)

      5.50%, 12/1/2013 (Insured; FSA)                                                        10,000,000               11,316,300

Rio Grande Valley Health Facilities Development Corp., HR

  (Valley Baptist Medical Center Project)

   6.40%, 8/1/2016 (Insured; MBIA)                                                           11,200,000               11,471,936

Tarrant County Health Facilities Development Corp.,
   Health System Revenue

   (Texas Health Resources System)
   5.75%, 2/15/2014 (Insured; MBIA)                                                           9,470,000               10,879,231

Texas:

   10.795%, 12/1/2020                                                                         7,605,000  (a,b)         8,302,531

   GO (Veterans Housing Assistance Fund) 7% 12/1/2025                                         7,915,000                8,258,432

   Public Finance Authority 5.50%, 10/1/2012                                                 11,000,000               12,593,570

Texas Turnpike Authority
   (Central Texas Turnpike System) Revenue

   5.75%, 8/15/2038 (Insured; AMBAC)                                                         12,000,000               13,111,560

UTAH--1.0%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           9,355,000                9,234,601

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                  14,000,000               13,892,620

Utah Housing Finance Agency, Single Family Mortgage

   6.65%, 7/1/2027                                                                            1,960,000                2,036,636

VERMONT--.2%

Vermont Housing Finance Agency
   (Single Family Housing) 6.875%, 5/1/2025                                                   5,665,000                5,786,514

WASHINGTON--2.3%

Energy Northwest, Electric Revenue
  (Project Number One)

   6%, 7/1/2017 (Insured; MBIA)                                                              22,000,000               25,652,440

                                                                                                          The Fund  15

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Seattle, Municipal Light and Power Revenue, Improvement:

   5.50%, 3/1/2013 (Insured; FSA)                                                            11,585,000               12,995,821

   5.50%, 3/1/2016 (Insured; FSA)                                                            15,400,000               17,008,376

WISCONSIN--3.0%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed Bonds 7%, 6/1/2028                                        35,000,000               35,746,900

Wisconsin 6.25%, 5/1/2009                                                                     9,555,000               11,357,646

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                               15,230,000               14,714,465

Wisconsin Transportation Revenue
   5.50%, 7/1/2013 (Insured; AMBAC)                                                           8,465,000                9,680,320

WYOMING--.8%

Sweetwater County, SWDR (FMC Corp. Project)
   6.90%, 9/1/2024                                                                           21,225,000               18,846,314

U.S. RELATED--3.3%

Puerto Rico Highway and Transportation Authority,
  Transportation Revenue

   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                       20,050,000  (d)          24,272,731

Puerto Rico Infrastructure Financing Authority,
   Special Obligation

   5.50%, 10/1/2032                                                                           7,000,000                7,653,800

Puerto Rico Public Buildings Authority,
   Government Facilities Revenue

   (Guaranteed by the Commonwealth of Puerto Rico):

      5.25%, 7/1/2018                                                                         6,000,000                6,546,720

      5.25%, 7/1/2020                                                                        11,610,000               12,540,425

      5.25%, 7/1/2021                                                                         7,225,000                8,045,327

Puerto Rico Public Finance Corp.
   (Commonwealth Appropriation)

   6%, 8/1/2026                                                                              18,000,000               21,088,080

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $2,125,862,369)                                                                                           2,247,736,090

SHORT-TERM MUNICIPAL INVESTMENTS--6.2%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.3%

West Jefferson Industrial Development Board, PCR, VRDN

   (Alabama Power Co. Project) 1.15%                                                          8,000,000  (e)           8,000,000

FLORIDA--.6%

Broward County Health Facilities Authority, Revenue, VRDN

   (John Knox Village Project) 1.25%                                                          5,900,000  (e)           5,900,000


16

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville Electric Authority, Subordinated Revenue,

  VRDN (Electric System):

      1.20%                                                                                   4,000,000  (e)           4,000,000

      1.20%                                                                                   5,300,000  (e)           5,300,000

NEW HAMPSHIRE--.1%

New Hampshire Health and Education Authority, HR, VRDN

   (Wentworth Douglass Hospital) 1.25% (Insured; AGIC)                                        2,500,000  (e)           2,500,000

PENNSYLVANIA--.1%

Allegheny County, Industrial Development Authority,

   Health and Housing Facilities Revenue, VRDN
   (Longword) 1.25% (Insured; AGIC)                                                           1,000,000  (e)           1,000,000

TENNESSEE--.2%

Clarksville Public Building Authority, Revenue,

   Pooled Financing, VRDN
   (Tennessee Municipal Bond Fund)
   1.15% (LOC; Bank of America N.A.)                                                          6,000,000  (e)           6,000,000

TEXAS--4.4%

Harris County Health Facilities Development Corp.,
  Revenue, VRDN:

      (Methodist Hospital) 1.20%                                                             46,100,000  (e)          46,100,000

      (Saint Lukes Episcopal Hospital) 1.20%                                                 29,685,000  (e)          29,685,000

      HR (Texas Childrens Hospital) 1.20% (Insured; MBIA)                                    30,000,000  (e)          30,000,000

WISCONSIN--.5%

Wisconsin Health and Educational Facilities Authority,
  Revenue, VRDN

   (Gundersen Lutheran) 1.20% (Insured; FSA)                                                 11,000,000  (e)          11,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $149,485,000)                                                                                               149,485,000

TOTAL INVESTMENTS (cost $2,275,347,369}                                                            99.7%           2,397,221,090

CASH AND RECEIVABLES (NET)                                                                           .3%               6,524,251

NET ASSETS                                                                                        100.0%           2,403,745,341

                                                                                                     The Fund   17

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AGIC                      Asset Guaranty Insurance
                             Company

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              44.0

AA                               Aa                              AA                                               22.3

A                                A                               A                                                10.9

BBB                              Baa                             BBB                                               9.1

BB                               Ba                              BB                                                4.0

B                                B                               B                                                 1.3

F1                               MIG1/P1                         SP1/A1                                            5.0

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                      3.4

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2003, THESE SECURITIES AMOUNTED TO $176,294,889 OR 7.3% OF NET ASSETS.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,275,347,369  2,397,221,09

Interest receivable                                                  34,217,090

Receivable for investment securities sold                            13,684,093

Receivable for shares of Common Stock subscribed                         10,970

Prepaid expenses                                                         16,108

                                                                  2,445,149,351

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,218,762

Cash overdraft due to Custodian                                       1,780,504

Payable for investment securities purchased                          37,600,389

Payable for shares of Common Stock redeemed                             662,190

Accrued expenses                                                        142,165

                                                                     41,404,010

NET ASSETS ($)                                                    2,403,745,341

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,418,867,190

Accumulated undistributed investment income--net                        807,532

Accumulated net realized gain (loss) on investments                (137,803,102)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     121,873,721

NET ASSETS ($)                                                    2,403,745,341

SHARES OUTSTANDING

(600 million shares of $.001 par value Common Stock authorized)     202,411,690

NET ASSET VALUE, offering and redemption price per share ($)              11.88

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  19

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     67,246,556

EXPENSES:

Management fee--Note 3(a)                                            7,234,760

Shareholder servicing costs--Note 3(b)                               1,247,364

Custodian fees                                                          58,960

Directors' fees and expenses--Note 3(c)                                 55,603

Professional fees                                                       28,464

Loan commitment fees--Note 2                                            23,230

Prospectus and shareholders' reports                                    23,070

Registration fees                                                       17,363

Miscellaneous                                                           28,991

TOTAL EXPENSES                                                       8,717,805

INVESTMENT INCOME--NET                                              58,528,751

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (47,743,853)

Net unrealized appreciation (depreciation) on investments           61,529,896

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              13,786,043

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                72,314,794

SEE NOTES TO FINANCIAL STATEMENTS.


20

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         58,528,751           128,788,610

Net realized gain (loss) on investments       (47,743,853)          (37,862,284)

Net unrealized appreciation
   (depreciation) on investments               61,529,896           (69,510,758)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   72,314,794            21,415,568

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (58,765,683)         (128,187,128)

Net realized gain on investments                 (314,026)             (236,048)

TOTAL DIVIDENDS                               (59,079,709)         (128,423,176)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 238,415,755           524,575,323

Dividends reinvested                           37,223,632            80,657,498

Cost of shares redeemed                      (382,328,258)         (671,700,032)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (106,688,871)          (66,467,211)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (93,453,786)         (173,474,819)

NET ASSETS ($):

Beginning of Period                         2,497,199,127         2,670,673,946

END OF PERIOD                               2,403,745,341         2,497,199,127

Undistributed investment income--net              807,532               345,744

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    20,490,881            44,393,404

Shares issued for dividends reinvested          3,158,458             6,831,952

Shares redeemed                               (32,514,560)          (56,743,818)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (8,865,221)           (5,518,462)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                   Six Months Ended
                                  February 28, 2003                                    Year Ended August 31,
                                                            ------------------------------------------------------------------------
                                         (Unaudited)           2002(a)         2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        11.82           12.32           11.68           11.70           12.85           12.55

Investment Operations:

Investment income--net                          .28(b)          .61(b)          .61             .60             .62             .64

Net realized and unrealized
   gain (loss) on investments                   .06            (.50)            .64            (.02)           (.93)            .37

Total from
   Investment Operations                        .34             .11            1.25             .58            (.31)           1.01

Distributions:

Dividends from investment
   income--net                                 (.28)           (.61)           (.61)           (.60)           (.62)           (.64)

Dividends from net realized
   gain on investments                          .00(c)          .00(c)          .00(c)          .00(c)         (.22)           (.07)

Total Distributions                            (.28)           (.61)           (.61)           (.60)           (.84)           (.71)

Net asset value,
   end of period                              11.88           11.82           12.32           11.68           11.70           12.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               2.97(d)          .99           11.00            5.28           (2.60)           8.36

22


                                   Six Months Ended
                                  February 28, 2003                                      Year Ended August 31,
                                                              ----------------------------------------------------------------------
                                         (Unaudited)              2002(a)         2001           2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .72(e)             .71             .72            .76             .73          .73

Ratio of net investment
   income to average
   net assets                                  4.85(e)            5.14            5.11           5.32            4.98         5.04

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                       --                 --              --            .01             .00(f)       .01

Portfolio Turnover Rate                       28.87(d)           49.25           42.71          40.51           55.77        63.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            2,403,745          2,497,199       2,670,674      2,599,644       2,839,207    3,334,983

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PERMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER  SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   5.13%  TO  5.14%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund   23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

On December 11, 2002 and January 27, 2003, the Board of Directors approved, the addition of the fund into a series under the name Dreyfus Bond Funds, Inc., and a change in the fund's name from "Dreyfus Municipal Bond Fund, Inc." to "Dreyfus Municipal Bond Fund." These changes were effective March 31, 2003.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from

24

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $24,715 during the period ended February 28, 2003. Income earned under this arrangement is included in interest income

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax
                                                                    The Fund  25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $52,682,684 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $13,170,822 of the carryover expires in fiscal 2008, $27,718,137 expires in fiscal 2009 and $11,793,725 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 was as follows: tax exempt income $128,187,128 and ordinary income $236,048. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.


26

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2003, the fund was charged $749,927 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $380,365 pursuant to the transfer agency agreement.

(c) Effective January 27, 2003, each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Prior to January 27, 2003, each director who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25%
                                                                     The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of   such   compensation   and  the  Director  Emeritus  receives  50%  of  such
compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended February 28, 2003, redemption fees charged and retained by the fund amounted to $52,480.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $669,998,648 and $815,853,799 respectively.

At February 28, 2003, accumulated net unrealized appreciation on investments was $121,873,721, consisting of $147,331,612 gross unrealized appreciation and $25,457,891 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                  For More Information

                        Dreyfus
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  054SA0203